Exhibit 99.1

NEWS

For Immediate Release

Editorial Contact: Daphne Kent

614-726-4787

daphne.kent@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS THIRD QUARTER 2009 RESULTS

Achieves Third Quarter Revenues of $171 Million

Announces Pending Resolution of Class Action Litigation

ALISO VIEJO, Calif., November 3, 2009 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended September 30, 2009. Total revenues were $170.8 million, a 8.9% decrease compared to the prior year’s third quarter revenue of $187.6 million. Total revenues for the first nine months of 2009 were $500.7 million, a 6.2% decrease compared to $533.8 million for the same period in 2008. Operating margins decreased to (1.2)% and 7.6% for the three and nine months ended September 30, 2009, respectively, as compared to 14.8% and 7.8% for the three and nine months ended September 30, 2008, respectively, primarily due to the expense associated with the pending litigation settlement discussed below. On a non-GAAP basis operating margins were 24.3% and 21.4% for the three and nine months ended September 30, 2009, respectively.

Quest’s cash and investments at September 30, 2009, totaled $362.0 million, an increase of $31.7 million over the comparable balance at June 30, 2009. Quest generated cash flow from operations of $43.7 million in the third quarter of 2009, an increase of $8.6 million over the comparable period in 2008.

Quest also announced that it has reached an agreement in principle with the class representative to settle the shareholder class action relating to alleged option backdating that was filed in October 2006 in the U.S. District Court for the Central District of California against Quest and certain of its current or former officers and directors for a payment of $29.4 million. The parties are negotiating in good faith a stipulation of settlement which will be subject to court approval once finalized.

-more-

Quest Software Reports Third Quarter 2009 Results – page 2 of 10

“The key theme for the third quarter was operating discipline,” said Doug Garn, president and CEO of Quest. “We delivered excellent margin improvement and operating cash flow this quarter. My primary focus is to ensure that Quest is continuing to execute well and that we are building a foundation for sustainable long-term growth.”

GAAP Results

Quest Software’s net income for the third quarter of 2009 was $2.9 million, or $0.03 per fully diluted share. This compares to net income of $17.3 million, or $0.16 per share on a fully diluted basis, for the third quarter of 2008. Operating margins decreased year-over-year from 14.8% to (1.2)% in the third quarter, resulting in an operating loss of $2.0 million which compares to income of $27.8 million for the corresponding period in 2008. Net income for the first nine months of 2009 was $33.3 million, or $0.35 per fully diluted share, versus net income of $38.9 million, or $0.36 per fully diluted share, for the comparable period in 2008.

Non-GAAP Results

On a non-GAAP basis, net income for the third quarter of 2009 was $31.2 million, or $0.34 per fully diluted share. This compares to non-GAAP net income of $26.8 million, or $0.25 per share on a fully diluted basis, for the third quarter of 2008. The non-GAAP operating margin was 24.3% in the third quarter of 2009, resulting in non-GAAP operating income of $41.6 million, compared to non-GAAP operating margin and operating income of 22.1% and $41.5 million, respectively, for the corresponding period in 2008. For the nine months ended September 30, 2009, non-GAAP net income was $80.8 million, or $0.86 per fully diluted share. This compares to non-GAAP net income of $66.7 million, or $0.63 per fully diluted share, for the nine months ended September 30, 2008. The non-GAAP operating margin was 21.4% in the first nine months of 2009, resulting in non-GAAP operating income of $107.4 million, compared to non-GAAP operating margin of 15.6% and non-GAAP operating income of $83.5 million in the comparable period of 2008.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, share-based compensation expenses, acquisition related costs, expenses and litigation loss provision associated with the pending settlement of the shareholder class action arising from Quest’s stock option investigation. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a more

Quest Software Reports Third Quarter 2009 Results – page 3 of 10 meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with greater transparency with respect to the supplemental information used by management in its operational and financial decision making.

Third Quarter 2009 Conference Call Information

Quest Software will host a conference call today, Tuesday, November 3, 2009, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest’s website in the Investor Relations section at www.quest.com/investor relations/. A webcast replay will be available on the same website through November 3, 2010. An audio replay of the conference call will also be available through November 10, 2009 by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 8652894.

About Quest Software, Inc.

Now more than ever, organizations need to work smart and improve efficiency. Quest Software creates and supports smart systems management products – helping our customers solve everyday IT challenges faster and easier. Visit www.quest.com for more information.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects and statements relating to the settlement of the shareholder class action. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: risks associated with finalizing and obtaining court approval of a stipulation of settlement of the shareholder class action, the impact of adverse changes in general economic conditions on Quest’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest’s various product areas; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest’s recent SEC filings, including the Annual Report on Form 10-K for the year ended December 31, 2008, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Quest Software Reports Third Quarter 2009 Results – page 4 of 10

QUEST SOFTWARE, INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Revenues:
Licenses	$67,323	$86,700	$191,333	$241,128
Services	103,526	100,865	309,371	292,650

Total revenues	170,849	187,565	500,704	533,778
Cost of revenues:
Licenses	2,197	1,921	5,740	6,110
Services	14,607	15,167	42,867	46,571
Amortization of purchased technology	4,983	5,026	14,924	14,619

Total cost of revenues	21,787	22,114	63,531	67,300

Gross profit	149,062	165,451	437,173	466,478
Operating expenses:
Sales and marketing	64,704	76,957	196,732	234,604
Research and development	34,721	37,169	107,928	114,687
General and administrative	18,971	21,120	55,170	66,811
Amortization of other purchased intangible assets	3,258	2,418	9,925	7,730
In-process research and development	—	—	—	955
Litigation loss provision	29,400	—	29,400	—

Total operating expenses	151,054	137,664	399,155	424,787

Income (loss) from operations	(1,992)	27,787	38,018	41,691
Other income (expense), net	2,703	(6,526)	3,338	4,385

Income before income tax provision (benefit)	711	21,261	41,356	46,076
Income tax provision (benefit)	(2,238)	3,944	8,019	7,204

Net income	$2,949	$17,317	$33,337	$38,872

Net income per share:
Basic	$0.03	$0.16	$0.36	$0.37

Diluted	$0.03	$0.16	$0.35	$0.36

Weighted average shares:
Basic	88,968	105,434	92,540	104,334
Diluted	91,846	107,450	94,483	106,697

Quest Software Reports Third Quarter 2009 Results – page 5 of 10

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, share-based compensation expenses, acquisition related costs, expenses, including indemnification advances and settlement amounts, associated with litigation arising from Quest’s stock option investigation and the estimated tax effect related to each of these items. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a more meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with greater transparency with respect to the supplemental information used by management in its operational and financial decision making.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts better understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

•

Although share-based compensation is an important aspect of the compensation of the Company’s employees and executives, share-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed nor influenced by management after the grant.

Quest Software Reports Third Quarter 2009 Results – page 6 of 10

•	Share-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•	Acquisition related costs include expenses incurred for outside legal fees and costs and other professional fees.

•

Ongoing litigation arising from Quest’s stock option investigation includes expenses incurred for outside legal fees and costs, consulting services and other professional fees, indemnification expenses for current and former directors and officers, and settlement amounts. Because these expenses are non-recurring and unique to the stock option investigation, the Company believes they are not indicative of future operating results and that investors benefit from an understanding of Quest’s operating results without giving effect to them.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur share-based compensation expenses.

Quest Software Reports Third Quarter 2009 Results – page 7 of 10

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
GAAP total cost of revenues	$21,787	$22,114	$63,531	$67,300
Amortization of purchased technology	(4,983)	(5,026)	(14,924)	(14,619)
Share-based compensation expense	(185)	(151)	(521)	(688)

Non-GAAP total cost of revenues	$16,619	$16,937	$48,086	$51,993

GAAP gross profit	$149,062	$165,451	$437,173	$466,478
Amortization of purchased technology	4,983	5,026	14,924	14,619
Share-based compensation expense	185	151	521	688

Non-GAAP gross profit	$154,230	$170,628	$452,618	$481,785

GAAP income (loss) from operations	$(1,992)	$27,787	$38,018	$41,691
Amortization of purchased technology	4,983	5,026	14,924	14,619
Amortization of other purchased intangible assets	3,258	2,418	9,925	7,730
Share-based compensation expense	4,034	5,234	11,365	15,222
Acquisition related costs	16	—	120	—
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	1,893	1,033	3,611	3,235
In-process research and development	—	—	—	955
Litigation loss provision	29,400	—	29,400	—

Non-GAAP income from operations	$41,592	$41,498	$107,363	$83,452

GAAP net income	$2,949	$17,317	$33,337	$38,872
Amortization of purchased technology	4,983	5,026	14,924	14,619
Amortization of other purchased intangible assets	3,258	2,418	9,925	7,730
Share-based compensation expense	4,034	5,234	11,365	15,222
Acquisition related costs	16	—	120	—
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	1,893	1,033	3,611	3,235
In-process research and development	—	—	—	955
Litigation loss provision	29,400	—	29,400	—
Tax effect of these adjustments	(15,349)	(4,198)	(21,860)	(13,938)

Non-GAAP net income	$31,184	$26,830	$80,822	$66,695

GAAP net income per basic share	$0.03	$0.16	$0.36	$0.37
Amortization of purchased technology	0.05	0.05	0.16	0.14
Amortization of other purchased intangible assets	0.04	0.02	0.11	0.07
Share-based compensation expense	0.05	0.05	0.12	0.15
Acquisition related costs	—	—	—	—
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	0.02	0.01	0.04	0.03
In-process research and development	—	—	—	0.01
Litigation loss provision	0.33	—	0.32	—
Tax effect of these adjustments	(0.17)	(0.04)	(0.24)	(0.13)

Non-GAAP net income per basic share	$0.35	$0.25	$0.87	$0.64

Shares used in basic per share amounts	88,968	105,434	92,540	104,334

GAAP net income per fully diluted share	$0.03	$0.16	$0.35	$0.36
Amortization of purchased technology	0.05	0.05	0.16	0.14
Amortization of other purchased intangible assets	0.04	0.02	0.11	0.07
Share-based compensation expense	0.05	0.05	0.12	0.15
Acquisition related costs	—	—	—	—
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	0.02	0.01	0.04	0.03
In-process research and development	—	—	—	0.01
Litigation loss provision	0.32	—	0.31	—
Tax effect of these adjustments	(0.17)	(0.04)	(0.23)	(0.13)

Non-GAAP net income per fully diluted share	$0.34	$0.25	$0.86	$0.63

Shares used in fully diluted per share amounts	91,846	107,450	94,483	106,697

Quest Software Reports Third Quarter 2009 Results – page 8 of 10

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2009
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Litigation Loss Provision	Total Operating Expenses
GAAP operating expenses	$64,704	$34,721	$18,971	$3,258	$29,400	$151,054
Amortization of other purchased intangible assets	—	—	—	(3,258)	—	(3,258)
Share-based compensation expense	(1,047)	(1,473)	(1,329)	—	—	(3,849)
Acquisition related costs	—	—	(16)	—	—	(16)
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	—	—	(1,893)	—	—	(1,893)
Litigation loss provision	—	—	—	—	(29,400)	(29,400)

Non-GAAP operating expenses	$63,657	$33,248	$15,733	$—	$—	$112,638

	Three Months Ended September 30, 2008
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	In-process Research and Development	Total Operating Expenses
GAAP operating expenses	$76,957	$37,169	$21,120	$2,418	$—	$137,664
Amortization of other purchased intangible assets	—	—	—	(2,418)	—	(2,418)
Share-based compensation expense	(1,588)	(1,283)	(2,212)	—	—	(5,083)
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	—	—	(1,033)	—	—	(1,033)
In-process research and development	—	—	—	—	—	—

Non-GAAP operating expenses	$75,369	$35,886	$17,875	$—	$—	$129,130

	Nine Months Ended September 30, 2009
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Litigation Loss Provision	Total Operating Expenses
GAAP operating expenses	$196,732	$107,928	$55,170	$9,925	$29,400	$399,155
Amortization of other purchased intangible assets	—	—	—	(9,925)	—	(9,925)
Share-based compensation expense	(3,768)	(4,074)	(3,002)	—	—	(10,844)
Acquisition related costs	—	—	(120)	—	—	(120)
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	—	—	(3,611)	—	—	(3,611)
Litigation loss provision	—	—	—	—	(29,400)	(29,400)

Non-GAAP operating expenses	$192,964	$103,854	$48,437	$—	$—	$345,255

	Nine Months Ended September 30, 2008
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	In-process Research and Development	Total Operating Expenses
GAAP operating expenses	$234,604	$114,687	$66,811	$7,730	$955	$424,787
Amortization of other purchased intangible assets	—	—	—	(7,730)	—	(7,730)
Share-based compensation expense	(5,537)	(4,505)	(4,492)	—	—	(14,534)
Professional fees related to our ongoing legal and indemnification expense relating to our previous restatement	—	—	(3,235)	—	—	(3,235)
In-process research and development	—	—	—	—	(955)	(955)

Non-GAAP operating expenses	$229,067	$110,182	$59,084	$—	$—	$398,333

Quest Software Reports Third Quarter 2009 Results – page 9 of 10

QUEST SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30, 2009	December 31, 2008
ASSETS

Current assets:
Cash and cash equivalents	$303,465	$215,895
Restricted cash	900	2,425
Short-term investments	58,549	632
Accounts receivable, net	124,545	153,892
Prepaid expenses and other current assets	19,116	17,362
Deferred income taxes	30,776	18,460

Total current assets	537,351	408,666
Property and equipment, net	71,587	77,394
Long-term investments	—	41,410
Intangible assets, net	79,918	104,567
Goodwill	659,195	655,777
Deferred income taxes	23,313	28,026
Other assets	26,274	29,819

Total assets	$1,397,638	$1,345,659

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$4,579	$3,798
Accrued compensation	40,325	45,079
Other accrued expenses	27,414	39,760
Litigation loss provision	29,400	—
Current portion of loans payable	34,213	—
Current portion of income taxes payable	6,090	167
Current portion of deferred revenue	258,189	272,626

Total current liabilities	400,210	361,430

Long-term liabilities:
Long-term portion of deferred revenue	76,790	66,086
Long-term portion of income taxes payable	38,697	40,846
Long-term portion of loans payable	33,428	—
Other long-term liabilities	7,228	3,545

Total long-term liabilities	156,143	110,477

Stockholders’ equity	841,285	873,752

Total liabilities and stockholders’ equity	$1,397,638	$1,345,659

Quest Software Reports Third Quarter 2009 Results – page 10 of 10

QUEST SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Cash flows from operating activities:
Net income	$2,949	$17,317	$33,337	$38,872
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,950	11,650	36,596	34,859
Compensation expense associated with share-based payments	4,035	5,139	11,366	14,306
Deferred income taxes	(2,608)	(2,539)	1,184	(421)
Unrealized gains on long-term investments, net of loss from put options	(81)	—	(483)	—
Excess tax benefit related to share-based compensation	(347)	(190)	(639)	(3,328)
Provision for bad debts	59	342	120	756
In-process research and development	—	—	—	955
Litigation loss provision	29,400	—	29,400	—
Other non-cash adjustments, net	(121)	—	(61)	—
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(11,936)	(10,291)	32,128	37,663
Prepaid expenses and other current assets	(844)	1,207	(34)	1,178
Other assets	2,337	544	1,687	(348)
Accounts payable	1,310	(2,640)	(1,988)	(1,557)
Accrued compensation	(652)	(2,748)	(7,691)	(7,840)
Other accrued expenses	(652)	1,944	(10,110)	(3,738)
Income taxes payable	(1,973)	6,831	(8,280)	(7,657)
Deferred revenue	10,436	8,539	(3,733)	10,671
Other liabilities	481	13	3,508	33

Net cash provided by operating activities	43,743	35,118	116,307	114,404
Cash flows from investing activities:
Purchases of property and equipment	(4,337)	(2,651)	(8,277)	(8,181)
Cash paid for acquisitions, net of cash acquired	(96)	(82,554)	(96)	(135,226)
Change in restricted cash	26	(2,370)	1,690	46,554
Purchases of cost method investments	—	—	(3,000)	(3,160)
Purchases of investment securities	(11,993)	(4)	(11,993)	(52,003)
Sales and maturities of investment securities	749	258	1,289	39,322

Net cash used in investing activities	(15,651)	(87,321)	(20,387)	(112,694)
Cash flows from financing activities:
Proceeds from loans payable	67,897	—	67,897	—
Repayment of loans payable	(725)	—	(725)	—
Repurchase of common stock	(97,203)	—	(101,119)	—
Repayment of capital lease obligations	(67)	(98)	(193)	(205)
Cash paid for line of credit fees	—	—	(1,979)	—
Proceeds from the exercise of stock options	22,937	1,820	27,600	38,644
Excess tax benefit related to share-based compensation	347	190	639	3,328
Proceeds received from certain executive officers as part of our restatement remedial actions	—	200	—	200

Net cash provided by (used in) financing activities	(6,814)	2,112	(7,880)	41,967
Effect of exchange rate changes on cash and cash equivalents	(853)	3,074	(470)	1,246

Net increase (decrease) in cash and cash equivalents	20,425	(47,017)	87,570	44,923
Cash and cash equivalents, beginning of period	283,040	327,508	215,895	235,568

Cash and cash equivalents, end of period	$303,465	$280,491	$303,465	$280,491